I, Brian T. Moynihan, certify that:

1. I have reviewed this Proxy Statement for the 2010 Annual Meeting of Stockholders of Bank of America Corporation;

2. Based on my knowledge, this proxy statement does not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading;

3. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities; and

b. Concluded that, as of February 25, 2010, such disclosure controls and procedures are effective in ensuring that information required to be disclosed by the issuer in this proxy statement is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms; and

4. The registrant’s other certifying officer(s) and I have disclosed, based on our evaluation of disclosure controls and procedures in connection with the preparation and filing of this proxy statement, to the registrant’s auditors and the audit committee and compensation committee of the registrant’s board of directors (or persons performing the equivalent functions):

a. All significant deficiencies in the design or operation of disclosure controls and procedures which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report the information required to be included in this proxy statement; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s disclosure controls and procedures in connection with the preparation and filing of this proxy statement.

Date: March 17, 2010

/s/ Brian T. Moynihan
Name: Brian T. Moynihan
Title: Chief Executive Officer

I, Neil Cotty, certify that:

1. I have reviewed this Proxy Statement for the 2010 Annual Meeting of Stockholders of Bank of America Corporation;

2. Based on my knowledge, this proxy statement does not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading;

3. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities; and

b. Concluded that, as of February 25, 2010, such disclosure controls and procedures are effective in ensuring that information required to be disclosed by the issuer in this proxy statement is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms; and

4. The registrant’s other certifying officer(s) and I have disclosed, based on our evaluation of disclosure controls and procedures in connection with the preparation and filing of this proxy statement, to the registrant’s auditors and the audit committee and compensation committee of the registrant’s board of directors (or persons performing the equivalent functions):

a. All significant deficiencies in the design or operation of disclosure controls and procedures which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report the information required to be included in this proxy statement; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s disclosure controls and procedures in connection with the preparation and filing of this proxy statement.

Date: March 17, 2010

/s/ Neil Cotty
Name: Neil Cotty
Title: Interim Chief Financial Officer